SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant                      [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

                         DELTA PETROLEUM CORPORATION
____________________________________________________________________________
                (Name of Registrant as Specified in its Charter)

____________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1)  Title of each class of securities to which transaction applies:
          __________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:
          __________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          __________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
          __________________________________________________________________

     (5)  Total fee paid:
          __________________________________________________________________

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
          __________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
          __________________________________________________________________

     (3)  Filing Party:
          __________________________________________________________________

     (4)  Date Filed:
          __________________________________________________________________


                         DELTA PETROLEUM CORPORATION
                      475 SEVENTEENTH STREET, SUITE 1400
                           DENVER, COLORADO  80202
                               (303) 293-9133



                             November 17, 2004






Dear Delta Shareholders:

     On behalf of the Board of Directors, it is a pleasure to invite you to attend the Annual Meeting of Shareholders to be held at 10:00 a.m. on December 21, 2004, in Denver, Colorado in the Bluebell I Room of the Pinnacle Club, 555 17th Street, 37th Floor, Denver, Colorado 80202.

     Business matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of the Annual Meeting and Proxy Statement. Members of management will report on our operations, followed by a period for questions and discussion.

     We hope you can attend the meeting. Regardless of the number of shares you own, your vote is very important. Please ensure that your shares will be represented at the meeting by signing and returning your proxy now, even if you plan to attend the meeting.

     Thank you for your continued support.

                                      Sincerely,


                                      Aleron H. Larson, Jr.
                                      Chairman of the Board






















                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               DECEMBER 21, 2004



TO THE SHAREHOLDERS OF DELTA PETROLEUM CORPORATION:

     As a shareholder of Delta Petroleum Corporation, a Colorado corporation ("Delta" or the "Company"), you are invited to be present in person or to be represented by proxy at the Annual Meeting of Shareholders, to be held in the Bluebell I Room of the Pinnacle Club, 555 17th Street, 37th Floor, Denver, Colorado 80202, on Tuesday, December 21, 2004, at 10:00 a.m. (MST) for the following purposes:

     1)  To elect nine directors;
     2)  To consider and vote upon the approval of Delta's 2004 Incentive
         Plan;
     3) To consider and vote upon the ratification of the appointment of KPMG LLP as independent auditors for Delta for the fiscal year ending June 30, 2005; and
     4) To transact such other business as may be properly brought before the meeting and any adjournments thereof.

     Shareholders of Delta of record at the close of business on November 17, 2004 are entitled to vote at the meeting and all adjournments thereof.

     A majority of the outstanding shares of Common Stock of Delta must be represented at the meeting to constitute a quorum. Therefore, all shareholders are urged either to attend the meeting or to be represented by proxy. If a quorum is not present at the meeting, a vote for adjournment will be taken among the shareholders present or represented by proxy. If a majority of the shareholders present or represented by proxy vote for adjournment, it is Delta's intention to adjourn the meeting until a later date and to vote proxies received at such adjourned meeting(s).

     If you do not expect to attend the meeting in person, please complete, sign, date and return the accompanying proxy card in the enclosed business reply envelope. If you later find that you can be present or for any other reason desire to revoke your proxy, you may do so at any time before the voting.

                              By Order of the Board of Directors


                              Aleron H. Larson, Jr.
                              Chairman/Secretary

November 17, 2004



                                PROXY STATEMENT
                                      OF
                          DELTA PETROLEUM CORPORATION
                        ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ONDECEMBER 21, 2004


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (our "Board" or our "Board of Directors") of Delta Petroleum Corporation ("us," "our," "we" or "Delta") of proxies to be voted at our Annual Meeting of Shareholders (the "Annual Meeting" or the "Meeting") to be held on December 21, 2004, Bluebell I Room of the Pinnacle Club, 555 17th Street, 37th Floor, Denver, Colorado 80202, at 10:00 a.m., and at any adjournment thereof. Each shareholder of record at the close of business on November 17, 2004 of shares of our Common Stock, par value $0.01 per share (the "Common Stock"), will be entitled to one vote for each share so held. As of November 17, 2004, there were 40,026,449 shares of Common Stock issued and outstanding.

     Shares represented by properly executed proxy cards received by us at or prior to the Annual Meeting will be voted according to the instructions indicated on the proxy card. Unless contrary instructions are given, the persons named on the proxy card intend to vote the shares so represented for
(i) the election of the nominees for directors; (ii) the approval of Delta's 2004 Incentive Plan; and (iii) the ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending June 30, 2005.

     As to any other business which may properly come before the Meeting, the persons named on the proxy card will vote according to their judgment. The enclosed proxy may be revoked prior to the Meeting by written notice to our Secretary at 475 17th Street, Suite 1400, Denver, Colorado 80202, or by written or oral notice to the Secretary at the Annual Meeting prior to being voted. This Proxy Statement and the enclosed proxy card are expected to be first sent to our shareholders on or about November 22, 2004.

     Votes cast in favor of and against proposed actions (whether in person or by proxy) will be counted for us by our Secretary at the Meeting, but this count may be at least partially based upon information tabulated for us by our transfer agent or others. Proxies that include abstentions and broker non-votes will be counted as being present for the purpose of determining whether or not a quorum is present, but will not be counted as votes for or against particular agenda items.

     If a quorum is not present at the Meeting, a vote for adjournment will be taken among the shareholders present or represented by proxy. If a majority of the shareholders present or represented by proxy vote for adjournment, it is our intention to adjourn the Meeting until a later date and to vote proxies received at such adjourned meeting(s).

                             ELECTION OF DIRECTORS
                           (Proposal 1 of the Proxy)

     Our Directors are elected annually by the shareholders to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected. Our bylaws provide that the number of directors comprising the whole Board shall from time to time be fixed and determined by resolution adopted by our Board of Directors. Our Board has established the size of the Board for the ensuing year at eight directors. Accordingly, our Board is recommending that our nine current directors be re-elected. If any nominee becomes unavailable for any reason, a substitute nominee may be proposed by our Board and the shares represented by proxy will be voted for any substitute nominee, unless the Board reduces the number of directors. We have no reason to expect that any nominee will become unavailable. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting is required for the election of directors.

     At the Annual Meeting, the shares of Common Stock represented by proxies will be voted in favor of the election of the nominees named below unless otherwise directed.

     We recommend a vote for these nominees.

                NOMINEES FOR RE-ELECTION AS DIRECTORS TO SERVE
                          UNTIL NEXT ANNUAL MEETING

     The following information with respect to Directors and Executive Officers is furnished pursuant to Item 401(a) of Regulation S-K.

     Name                Age   Positions                     Period of Service
     ----                ---   ---------                     -----------------
Roger A. Parker*         42    President, Chief Executive    May 1987 to Present
                               Officer and a Director

Aleron H. Larson, Jr.*   59    Chairman of the Board,        May 1987 to Present
                               Secretary, and a Director

Jerrie F. Eckelberger*   60    Director                      September 1996 to
                                                             Present

James B. Wallace*        75    Director                      November 2001 to Present

Joseph L. Castle II*     72    Director                      June 2002 to Present

Russell S. Lewis*        49    Director                      June 2002 to Present

John P. Keller*          65    Director                      June 2002 to Present

Jordan R. Smith*         70    Director                      October 1, 2004 to
                                                             Present

Neal A. Stanley*         57    Director                      October 31, 2004 to
                                                             Present

Kevin K. Nanke           39    Chief Financial Officer       December 1999 to Present
                               and Treasurer

John R. Wallace          44    Executive Vice President,     December 2003 to Present
                               Exploration and Chief
                               Operating Officer
___________________
*  Nominees for re-election as directors.

     The following is biographical information as to the business experience of each of our current officers and directors.

     Roger A. Parker has operated as an independent in the oil and gas industry individually and through public and private ventures since 1982. He was at various times, from 1982 to 1989, a Director, Executive Vice President,
President and shareholder of Ampet, Inc.   He has also served as the
President, a Director and Chief Operating Officer of Chippewa Resources Corporation from July of 1990 through March 1993 when he resigned after a change of control. Mr. Parker also serves as President, Chief Executive Officer and Director of Amber. He received a Bachelor of Science in Mineral Land Management from the University of Colorado in 1983. He is a member of the Rocky Mountain Oil and Gas Association and is a board member of the Independent Producers Association of the Mountain States (IPAMS). He also serves on other boards including Community Banks of Colorado.

     Aleron H. Larson, Jr. has operated as an independent in the oil and gas industry individually and through public and private ventures since 1978. Mr. Larson served as the Chairman, Secretary, CEO and a Director of Chippewa Resources Corporation, a public company then listed on the American Stock Exchange from July 1990 through March 1993 when he resigned after a change of
control.   Mr. Larson serves as Chairman of the Board, Secretary and Director of Amber Resources Company ("Amber"), a public oil and gas company which is our majority-owned subsidiary. Mr. Larson practiced law in Breckenridge, Colorado from 1971 until 1974. During this time he was a member of a law firm, Larson & Batchellor, engaged primarily in real estate law, land use litigation, land planning and municipal law. In 1974, he formed Larson & Larson, P.C., and was engaged primarily in areas of law relating to securities, real estate, and oil and gas until 1978. Mr. Larson received a Bachelor of Arts degree in Business Administration from the University of Texas at El Paso in 1967 and a Juris Doctor degree from the University of Colorado in 1970.

     Jerrie F. Eckelberger is an investor, real estate developer and attorney who has practiced law in the State of Colorado since 1971. He graduated from Northwestern University with a Bachelor of Arts degree in 1966 and received his Juris Doctor degree in 1971 from the University of Colorado School of Law. From 1972 to 1975, Mr. Eckelberger was a staff attorney with the Eighteenth Judicial District Attorney's Office in Colorado. From 1975 to present, Mr. Eckelberger has been engaged in the private practice of law and is presently a member of the law firm of Eckelberger & Jackson, LLC. Mr. Eckelberger previously served as an officer, director and corporate counsel for Roxborough Development Corporation. Since March 1996, Mr. Eckelberger has engaged in the investment and development of Colorado real estate through several private companies in which he is a principal.

     James B. Wallace has been involved in the oil and gas business for over 40 years and has been a partner of Brownlie, Wallace, Armstrong and Bander Exploration in Denver, Colorado since 1992. From 1980 to 1992 he was Chairman of the Board and Chief Executive Officer of BWAB Incorporated. Mr. Wallace currently serves as a member of the Board of Directors and formerly served as the Chairman of Tom Brown, Inc., an oil and gas exploration company then listed on the New York Stock Exchange. He received a B.S. Degree in Business Administration from the University of Southern California in 1951.

     Joseph L. Castle II has been a Director of Castle Energy Corporation ("Castle") since 1985. Mr. Castle is the Chairman of the Board of Directors and Chief Executive Officer of Castle, having served as Chairman from December 1985 through May 1992 and since December 20, 1993. Mr. Castle also served as President of Castle from December 1985 through December 20, 1993, when he reassumed his position as Chairman of the Board. Previously, Mr. Castle was Vice President of Philadelphia National Bank, a corporate finance partner at Butcher and Sherrerd, an investment banking firm, and a Trustee of The Reading Company. Mr. Castle has worked in the energy industry in various capacities since 1971. Mr. Castle is also a director of Comcast Corporation and Charming Shoppes, Inc. Since May of 2000, Mr. Castle has served as the Chairman of the Board of Trustees of the Diet Drug Products Liability ("Phen-Fen") Settlement Trust.

     Russell S. Lewis has been a director of Castle since April 2000. From 1994 to 1999, Mr. Lewis was the Chief Executive Officer of TransCore, Inc., a company which sells and installs electronic toll collection systems. Since 1999, Mr. Lewis has been the owner and President of Lewis Capital Group, a company investing in and providing consulting services to growth-oriented companies. Since March 2000, Mr. Lewis has also been Senior Vice President of Corporate Development at VeriSign, Inc. In February of 2002, Mr. Lewis joined VeriSign full-time as Executive Vice President and General Manager of VeriSign's Global Registry Services Group, which maintains the authoritative database for all ".com," ".net" and ".org" domain names in the Internet.

     John P. Keller has been a director of Castle since April 1997. Since 1972, Mr. Keller has served as the President of Keller Group, Inc., a privately-held corporation with subsidiaries in Ohio, Pennsylvania and Virginia. In 1993 and 1994, Mr. Keller also served as the Chairman of American Appraisal Associates, an appraisal company. Mr. Keller is also a director of A.M. Castle & Co.

     Jordan R. Smith has been a director of the Company since October 1, 2004. Mr. Smith is President of Ramshorn Investments, Inc., a wholly owned subsidiary of Nabors Drilling USA LP, where he is responsible for drilling and development projects in a number of producing basins in the United States. He has served in such capacity for more than the past five years. Mr. Smith has served on the Board of the University of Wyoming Foundation and the Board of the Domestic Petroleum Council, and is also Founder and Chairman of the American Junior Golf Association. Mr. Smith received Bachelors and Masters Degrees in geology from the University of Wyoming in 1956 and 1957, respectively.

     Neal A. Stanley has been a director of the Company since October 31, 2004. Since June 2003, Mr. Stanley has been President of Teton Oil & Gas Corporation in Denver, Colorado. From 1996 to June 2003, he was Senior Vice
President   Western Region for Forest Oil Corporation.  Mr. Stanley has
approximately forty years of experience in the oil and gas business. Since 1995, he has been a member of the Executive Committee of the Independent Petroleum Association of Mountain States, and served as its President from 1999 to 2001. Mr. Stanley received a BS Degree in Mechanical Engineering form the University of Oklahoma in 1975.

     Kevin K. Nanke, Treasurer and Chief Financial Officer, joined Delta in April 1995. Since 1989, he has been involved in public and private accounting with the oil and gas industry. Mr. Nanke received a Bachelor of Arts in Accounting from the University of Northern Iowa in 1989. Prior to working with us, he was employed by KPMG LLP. He is a member of the Colorado Society of CPA's and the Council of Petroleum Accounting Society.

     John R. Wallace, Executive Vice President, Exploration and Chief Operating Officer, joined Delta in October 2003 initially as an employee and became an executive officer in December 2003. Mr. Wallace was Vice President of Exploration and Acquisitions for United States Exploration, Inc. ("USX"), a publicly-held oil and gas exploration company, from May 1998 to December 2003,
when he became employed by Delta.   For more than five years prior to joining
USX, Mr. Wallace was President of The Esperanza Corporation, a privately held oil and gas acquisition company, and Vice President of Dual Resources, Inc., a privately held oil and gas exploration company. Esperanza effected more than 25 acquisitions of producing properties throughout the United States. In addition, Esperanza formed and administered royalty programs for private investors, primarily in the Rocky Mountain region, and has participated in a number of international exploration projects. Dual Resources is in the business of engineering and selling exploration prospects, several of which have resulted in new field discoveries. Mr. Wallace is the son of John B. Wallace, a Director of the Company.

     Messrs. Castle, Lewis and Keller were proposed for appointment to the Board by Castle Energy Corporation pursuant to the Purchase and Sale Agreement between Delta and Castle Energy Corporation effective October 1, 2001.
Messrs. Castle, Lewis and Keller are also directors of Castle Energy
Corporation.

     Messrs. Castle, Wallace and Eckelberger served as the Incentive Plan Committee and as the Compensation Committee until October 1, 2004. Effective on that date, these committees are composed of Messrs. Eckelberger, Lewis, Keller and Smith, all of whom are independent directors as

     Messrs. Lewis, Keller, Eckelberger and Wallace served as the Audit Committee and the Nominating Committee until October 1, 2004. Effective on that date, these committees are composed of Messrs. Eckelberger, Lewis, Keller and Smith, all of whom are independent directors. The Board of Directors has determined that Mr. Russell Lewis is an "audit committee financial expert" as that term is defined by SEC rules.

     All directors will hold office until the next annual meeting of shareholders.

     All of our officers will hold office until the next annual directors' meeting. There is no arrangement or understanding among or between any such officers or any persons pursuant to which such officer is to be selected as one of our officers.

                       BOARD OF DIRECTORS AND COMMITTEES

     During fiscal year 2004 our Board of Directors met on 16 occasions either in person or by phone or in lieu thereof acted by consent. Our Board has appointed four committees: the Audit, Compensation, Nominating and Incentive Plan Committees. Four directors, Messrs. Eckelberger Lewis, Keller and Smith currently serve on all four committees. Each of these Directors is "independent" as that term is defined by the Nasdaq Stock Market Marketplace
Rules.   During fiscal year 2004 our Compensation Committee met on three occasions, our Audit Committee on five occasions, and our Incentive Plan Committee on three occasions, either in person or by phone or, in lieu thereof, acted by consent. The Nominating Committee is newly formed and did not meet during fiscal year 2004. Each Director attended at least 75% of the aggregate number of meetings held by the Board of Directors and its committees held in person or by phone during the time each such Director was a member of the Board or of any committee of the Board.

     Our Compensation Committee makes recommendations to our Board in the area of executive compensation. Our Audit Committee is appointed for the purpose of overseeing and monitoring our independent audit process. It is also charged with the responsibility for reviewing all related party transactions for potential conflicts of interest. The Incentive Plan Committee is charged with the responsibility for selecting individual employees to be issued options and other grants under our Incentive Plans.

     The Nominating Committee makes recommendations to the Board of the persons who shall be nominated for election as Directors. On October 29, 2004, the Board of Directors adopted a charter for the Nominating Committee.
A copy of the charter is available on Delta's website (www.deltapetro.com.) The Nominating Committee has not established any minimum qualifications for persons to be considered for nomination, but will be guided by the following criteria: that the individual be of the highest character and integrity; be free of any conflict of interest that would violate any applicable law or regulation or interfere with proper performance of the responsibilities of a Director; possess substantial and significant experience that would be of particular importance to Delta in the performance of the duties of a Director; have sufficient time available to devote to the affairs of Delta; and have a desire to represent the balanced best interests of the shareholders as a whole.

     Shareholders who wish to recommend persons to the Nominating Committee should submit a letter addressed to the Chairperson of the Nominating Committee no later than 120 days prior to the date of the next Annual Meeting of Shareholders that sets forth the name, age, and address of the person recommended for nomination; the principal occupation or employment of the person recommended for nomination; a statement that the person is willing to be nominated and will serve if elected; and a statement as to why the shareholder believes that the person should be considered for nomination for election to the Board of Directors and how the person meets the criteria to be considered by the Committee described above.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended June 30, 2004, James B. Wallace, Jerrie F. Eckelberger and Joseph L. Castle II served as members of the Compensation Committee. Joseph L. Castle II is Chairman of the Board and Chief Executive Officer of Castle Energy Corporation, a principal shareholder of Delta. Effective October 1, 2004, the Compensation Committee is composed of Jerrie F. Eckelberger, Russell S. Lewis, John P. Keller and Jordan R. Smith. Messrs. Lewis and Keller are also directors of Castle Energy Corporation.

                                CODE OF ETHICS

     The Board of Directors adopted a Code of Business Conduct and Ethics in November 2003 (and amended in October 2004), which applies to all of the Company's Executive Officers, Directors and employees. A copy of the Code of Business Conduct and Ethics is available in the" Conduct and Ethics" section of the Company's website (www.deltapetro.com) or by writing to our Corporate Secretary at 475 Seventeenth Street, Suite1400, Denver, Colorado 80202.

                   COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Shareholders wishing to contact the Board of Directors or a specified members or committees of the Board should send correspondence to the Corporate Secretary, Delta Petroleum Corporation 475 Seventeenth Street, Suite1400, Denver, Colorado 80202. All communications so received from stockholders of the Company will be forwarded to the members of the Board of Directors, or to a specific Board member or committee if so designated by the stockholder. A stockholder who wishes to communicate with a specific Board member or committee should send instructions asking that the material be forwarded to the Director or to the appropriate committee chairman. All stockholders are also encouraged to communicate directly with both Officers and Directors regarding issues affecting the Company at the Annual Meeting of Shareholders.

           COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who beneficially own more than ten percent (10%) of a registered class of our equity securities, to file initial reports of securities ownership of Delta and reports of changes in ownership of equity securities of Delta with the Securities and Exchange Commission ("SEC"). Such persons also are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, during the fiscal year ended June 30, 2004, our officers and directors complied with all applicable Section 16(a) filing requirements, except as stated below. These statements are based solely on a review of the copies of such reports furnished to us by our officers and directors and their written representations that such reports accurately reflect all reportable transactions.

     Jerrie F. Eckelberger, a Director, filed two Form 4's reporting two transactions late; and Russell S. Lewis, John P. Keller and James B. Wallace, Directors, each filed one Form 4 reporting one transaction late.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                          SHAREHOLDERS AND MANAGEMENT

     (a)  Security Ownership of Certain Beneficial Owners:

     The following table presents information concerning persons known by us to own beneficially 5% or more of our issued and outstanding voting securities at November 15, 2004:

                                                      Amount and Nature
                     Name and Address                 of Beneficial        Percent
Title of Class(1)    of Beneficial Owner              Ownership            of Class(2)
-----------------    -------------------              -----------------    -----------

Common stock         Sprott Asset Management, Inc.    7,077,600 shares       17.69%
                     Suite 2700 South Tower
                     Royal Bank Plaza
                     Toronto, Ontario M5J 2J1
                     Canada

Common stock         Castle Energy Corporation        7,000,000 shares(3)    17.49%
                     One Radnor Corporate
                     Center, Suite 250
                     Radnor, PA  19087

Common stock         Edward Mike Davis                2,496,232 shares        6.24%
                     200 Rancho Circle
                     Las Vegas, Nevada  89107
___________________________

(1)  We have an authorized capital of 300,000,000 shares of $.01 par value Common
     Stock of which 40,026,449 shares were issued and outstanding as of November 15,
     2004.  We also have an authorized capital of 3,000,000 shares of $.10 par value preferred stock of which no shares are outstanding.

(2) The percentage set forth after the shares listed for each beneficial owner is based upon total shares of Common Stock outstanding at November 15, 2004 of

                                             7


     40,026,449.  The percentage set forth after each beneficial owner is calculated as if any warrants and/or options owned had been exercised by such beneficial owner and as if no other warrants and/or options owned by any other beneficial owner had been exercised. Warrants and options are aggregated without regard to the class of warrant or option.

(3)  Joseph L. Castle II is an officer, director and principal shareholder of Castle
     Energy Corporation and is deemed to share beneficial ownership of these shares.

     (b)  Security Ownership of Management:

                                               Amount and Nature
                    Name of                    of Beneficial       Percent
Title of Class(1)   Beneficial Owner           Ownership           of Class(2)
-----------------   ----------------           -----------------   -----------

Common Stock        Aleron H. Larson, Jr.        1,689,000 (3)        4.05%
Common Stock        Roger A. Parker              1,808,201 (4)        4.36%
Common Stock        Kevin K. Nanke                 834,047 (5)        2.04%
Common Stock        John R. Wallace                207,200 (6)         .52%
Common stock        James B. Wallace                52,500 (7)         .13%
Common stock        Jerrie F. Eckelberger           23,725 (8)         .06%
Common stock        Russell S. Lewis                40,000 (9)         .10%
Common stock        John P. Keller                  40,000 (9)         .10%
Common Stock        Joseph L. Castle, II         7,000,000(10)       17.49%
Common Stock        Jordan R. Smith                  -0-               --
Common Stock        Neal A. Stanley                  -0-               --
Common stock        All Officers and Directors  11,694,673(11)       26.41%
                    as a Group (11 persons)
_________________________

(1)     See Note (1) to preceding table; includes options.

(2)     See Note (2) to preceding table.

(3) Includes 4,000 shares owned by his children, options to purchase 60,000 shares of Common Stock at $0.05 per share until September 1, 2008; options to purchase 100,000 shares of Common Stock at $0.05 per share until December 10, 2008; options to purchase 100,000 shares of Common Stock at $1.75 until November 5, 2009; options to purchase 300,000 shares of Common Stock at $3.75 per share until July 14, 2010; options to purchase 250,000 shares of Common Stock at $5.00 per share until October 9, 2010; options to purchase 200,000 shares of Common Stock at $3.29 per share until January 8, 2011; options to purchase 175,000 shares of Common Stock at $2.38 per share until October 5, 2011; and options to purchase 500,000 shares of Common Stock at $5.29 per share until August 26, 2013.

(4) Includes 383,201 shares owned by Mr. Parker directly. Also includes options to purchase 300,000 shares of Common Stock at $3.75 per share until July 14, 2010; options to purchase 250,000 shares of Common Stock at $5.00 per share until October 9, 2010; options to purchase 200,000 shares of Common Stock at $3.29 per share until January 8, 2011; options to purchase 175,000 shares of Common Stock at $2.38 per share until October 5, 2011; and options to purchase 500,000 shares of Common Stock at $5.29 per share until August 26, 2013.

(5) Consists of 25,000 shares of Common Stock owned directly by Mr. Nanke; options to purchase 34,047 shares of Common Stock at $1.125 per share until September 1, 2008; options to purchase 25,000 shares of Common Stock at $1.5625 per share until December 12, 2008; options to purchase 100,000 shares of Common Stock at $1.75 per share until May 12, 2009; options to purchase 75,000 shares of Common Stock at $1.75 per share until November 5, 2009; options to purchase 125,000 shares of Common Stock at $3.75 per share until July 14, 2010; options to purchase 100,000 shares of Common Stock at $3.29 until January 9, 2011;options to purchase; 100,000 shares of Common Stock at $2.38 per share until October 5, 2011; and options to purchase 250,000 shares of Common Stock at $5.29 per share until August 26, 2013.

(6) Includes 7,200 shares of Common Stock owned directly by Mr. John Wallace and options to purchase 200,000 shares at $5.44 per share until December 3, 2013.

(7) Includes 10,000 shares of Common Stock owned directly by Mr. James B. Wallace; options to purchase 2,500 shares at $2.02 per share until February 5, 2002, options to purchase 20,000 shares at $1.87 per share until February 7, 2013 and options to purchase 20,000 shares at $2.38.

(8)     Includes 3,000 shares of Common Stock owned directly by Mr. Jerrie
        F. Eckelberger; options to purchase 725 shares at $2.98 per share until December 31, 2006 and options to purchase 20,000 shares of Common Stock at $2.2.31 until February 4, 2014.

(9) Includes 20,000 options to purchase shares of Common Stock at $1.87 per share until February 7, 2013 and 20,000 options to purchase shares of Common Stock at $2.31 until February 4, 2014.

(10) Represents the 7,000,000 shares beneficially owned by Castle Energy Corporation of which Mr. Castle is a controlling person.

(11)    Includes all warrants, options and shares referenced in footnotes
        (3), (4), (5), (6), (7), (8), (9) and (10) above as if all warrants and options were exercised and as if all resulting shares were voted as a group.

                            EXECUTIVE COMPENSATION

                          SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION

                                                                 Long-term
                                                                Compensation
                                                                ------------
                                                                   Awards
                                                                ------------
                                               Annual            Securities
                                            Compensation         Underlying
     Name and                             -------------------     Options /          All Other
Principal Position        Period          Salary(1)   Bonus        SARs (#)    Compensation ($)(7)
------------------        ------          ---------  --------   -------------  -------------------
Roger A. Parker           Year Ended
President, Chief          6/30/04         $340,000   $340,000     500,000 (2)        $41,000
Executive Officer and     Year Ended
Director                  6/30/03          240,000    272,000        -                40,000
                          Year Ended
                          6/30/02          240,000    144,000     175,000 (3)         20,000

Aleron H. Larson, Jr.     Year Ended
Chairman, Secretary       6/30/04         $275,000   $200,000     500,000 (2)        $41,000
and Director              Year Ended
                          6/30/03          240,000    192,500        -                40,000
                          Year Ended
                          6/30/02          240,000    144,000     175,000 (3)         20,000

Kevin K. Nanke            Year Ended
Chief Financial Officer   6/30/04         $200,000   $200,000     250,000 (4)        $41,000
and Treasurer             Year Ended
                          6/30/03          180,000    130,000        -                40,000
                          Year Ended
                          6/30/02          144,000     86,400     100,000 (5)         20,000

John R. Wallace           Year Ended
Executive Vice President  6/30/04         $150,000   $200,000     100,000 (6)        $  -
and Chief Operating
Officer
__________________________

(1)   Includes reimbursement of certain expenses.

(2)   Includes options to purchase 500,000 shares of Common Stock at $5.29 per share until August
      26, 2013.

(3)   Includes options to purchase 175,000 shares of Common Stock at $2.38 per share until October
      5,  2011.

(4)   Includes options to purchase 250,000 shares of Common Stock at $5.29 per share until August
      26, 2013.

(5)   Includes options to purchase 100,000 shares of Common Stock at $2.38 per share until October
      5,  2011.

(6)   Includes options to purchase 200,000 shares of Common Stock at $5.44 per share until
      December  8, 2013.

(7)   Represents amounts contributed under the Company's Simple IRA Plan and Profit Sharing Plan.

                    OPTION / SAR GRANTS IN LAST FISCAL YEAR

___________________________________________________________________________________________________

                                                                        Potential realizable value
                                                                        at assumed annual rates of
                                                                        stock price appreciation
                                       Individual Grants                   for option term (a)

___________________________________________________________________________________________________

                                     Percent of
                        Number of   total options
                       securities      / SARs
                       underlying    granted to
                         option /    employees
                          SARs       in fiscal     price   Expiration     5%($)        10%($)
        Name           granted(#)       year       ($/Sh)     date          $            $
___________________________________________________________________________________________________
Roger A. Parker         500,000         28.8%      $5.29   8/26/2013    $1,710,593   $4,334,979

Aleron H. Larson, Jr.   500,000         28.8%      $5.29   8/26/2013    $1,710,593   $4,334,979

Kevin K. Nanke          250,000         14.4%      $5.29   8/26/2013    $  831,713   $2,017,724

John R. Wallace         200,000         11.5%      $5.44   12/8/2003    $  684,237   $1,733,992
___________________________________________________________________________________________________


(a) The assumed annual rates of stock price appreciation used in showing the potential realizable value of stock option grants are prescribed by rules of the SEC.  The actual realized value of the options may be significantly greater or less than the amounts shown.  For options granted during fiscal 2004 at exercise prices of $5.29 and $5.44, the value shown for 5% and 10%, for the $5.29 exercise price appreciation equate to common stock prices of $8.62 and $13.72, respectively, and at the values shown for 5% and 10% appreciation for the $5.44 exercise price, appreciation equate to common stock prices of $8.86 and $14.41, respectively, at the expiration date of the options, prices which have already been substantially exceeded.

                AGGREGATED OPTIONS/EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION/VALUES

                                                   Number of
                                                   Securities         Value of
                                                   Underlying         Unexercised
                                                   Unexercised        in-the-Money
                         Shares                    Options at         Options at
                        Acquired                   June 30, 2004(#)   June 30, 2004($)
                          on          Realized     Exercisable/       Exercisable/
        Name            Exercise(#)     ($)        Unexercisable      Unexercisable
        ----            -----------  ----------    ----------------   ----------------
Roger A. Parker             --           --          1,425,000/0       $13,071,750/0
Aleron H. Larson, Jr.    134,590     $1,248,259      1,705,000/0       $16,635,750/0
Kevin K. Nanke              --           --            809,047/0       $ 8,139,817/0
John R. Wallace             --           --            0/200,000       $0/$1,602,000

Compensation of Directors

     As a result of elections made by non-employee directors under the formulas provided in our 2002 Incentive Plan, as amended, we granted options to non-employee directors after the calendar year end as follows:

                             Number      Exercise    Expiration
         Director          of Options      Price        Date
         ---------         ----------    --------    ----------

   Jerrie F. Eckelberger     20,000      $2.31/sh      2/4/14
   James B. Wallace          20,000       2.31/sh      2/4/14
   John P. Keller            20,000       2.31/sh      2/4/14
   Russell S. Lewis          20,000       2.31/sh      2/4/14

     In addition, outside non-employee directors are each paid $500 per month.

Employment Contracts and Termination of Employment and Change-in-Control
Agreement

     On November 1, 2001, our Compensation Committee authorized us to enter into employment agreements with our Chairman, President and Chief Financial Officer, which employment agreements replaced and superseded the prior employment agreements with these persons. The employment agreements provided for minimum salaries which could be and were raised from time to time by the Compensation Committee and Board of Directors. For fiscal 2004 our Chairman received a salary of $275,000, our President a salary of $340,000 per year and our Chief Financial Officer a salary of $200,000 per year. Their employment agreements had three-year terms and include provisions for cars, parking and health insurance. These employment agreements expired on October 31, 2004.

Retirement Savings Plan

     During 1997 we began sponsoring a qualified tax deferred savings plan in the form of a Savings Incentive Match Plan for Employees ("Simple") IRA plan available to companies with fewer than 100 employees. On May 21, 2002, we adopted a Profit Sharing Plan to replace the Simple IRA plan, and during the year ended June 30, 2004 we contributed $262,000 under the Simple Sharing Plan.

Equity Compensation Plan Information

     The following table provides information about the Common Stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of June 30, 2004.

                                                                        Number of Securities
                                                                        Remaining Available for
                                                                        Future Issuance Under
                      Number of Securities        Weighted-Average      Equity Compensation
                      To be Issued Upon Exercise  Exercise Price of     Plans (excluding securities
                      of Outstanding Options,     Outstanding Options   reflected in the second
Plan Category         Warrants and Rights         Warrants and Rights   column)
-------------         --------------------------  -------------------   ---------------------------
Equity Compensation           4,700,772                $4.10                        --
Plans Approved by
Stockholders

Equity Compensation              --                      --                          --
Plans Not Approved by
Stockholders

                   REPORT OF THE COMPENSATION PLAN COMMITTEE
                         REGARDING COMPENSATION ISSUES

     The objective of our Compensation Committee is to design our executive compensation program to enable us to attract, retain and motivate executive personnel deemed necessary to maximize return to shareholders. The fundamental concept of the program is to align the amount of an executive's total compensation with his contribution to our success in creating shareholder value.

     In furtherance of this objective, the Compensation Committee has determined that the program should have the following components:

     BASE SALARIES:   Our Committee believes that we should offer competitive
base salaries to enable us to attract, motivate and retain capable executives. Our Committee has in the past determined levels of the base compensation using published compensation surveys and other information for energy and similar sized companies. Our Committee may or may not use such surveys or other information to determine levels of base compensation in the future.

     LONG-TERM INCENTIVES: Our Committee believes that long-term compensation should comprise a substantial portion of each executive officer's total compensation. Long-term compensation provides incentives that encourage our executive officers to own and hold our stock and tie their long-term economic interests directly to those of our shareholders. Long-term compensation can be provided in the form of restricted stock or stock options or other grants under our Incentive Plans.

     With specific reference to our officers, our Committee attempts to exercise great latitude in setting salary and bonus levels and granting stock options. Philosophically, our Committee attempts to relate executive compensation to those variables over which the individual executive generally has control. These officers have the primary responsibility for improving shareholder value for us.

     Our Committee believes that its objective of linking executive compensation to corporate performance results in alignment of compensation with corporate goals and shareholder interest. When performance goals are met or exceeded, shareholder value is increased and executives are rewarded commensurately. Corporate performance includes circumstances that will result in long-term increases in shareholder value notwithstanding that such circumstances may not be reflected in the immediate increase in our profits or share price. It is our Committee's objective to emphasize and promote long-term growth of shareholder value over short-term, quarter to quarter performance whenever these two concepts are in conflict. Our Committee believes that compensation levels during fiscal 2004 adequately reflect our compensation goals and policies.

     In addition, the Committee retained Pearl Meyer & Partners, Executive Compensation Consultants, a Clark Consulting Practice, of Houston, Texas to provide consultation and assistance to the committee relating to executive and director compensation. Pearl Meyer & Partners identified approximately sixteen companies as a peer group for the purpose of compensation comparison and evaluation. Materials, consultation and recommendations provided by Pearl Meyer & Partners were used to assist the Committee in determining executive compensation for fiscal year 2004.

     In 1993, the Internal Revenue Code was amended to add section 162(m), which generally disallows a tax deduction for compensation paid to senior executive officers in excess of $1 million per person in any year. Excluded from the $1 million limitation is compensation which meets pre-established performance criteria or results from the exercise of stock options which meet certain criteria. While we generally intend to qualify payment of compensation under section 162(m), we reserve the right to pay compensation to our executives from time to time that may not be tax deductible.

     MEMBERS OF THE COMPENSATION COMMITTEE (UNTIL OCTOBER 1, 2004):

     Joseph L. Castle II
     James B. Wallace
     Jerrie F. Eckelberger

                         REPORT OF THE AUDIT COMMITTEE

     Delta has a standing Audit Committee of the Board of Directors (the "Audit Committee"). Effective October 1, 2004, the Audit Committee consists of Messrs. Eckelberger, Keller Lewis and Smith, who are independent (as defined in the Nasdaq listing standards). The Audit Committee operates pursuant to a charter (the "Audit Committee Charter") approved and adopted by the Board. A copy of the Audit Committee Charter, as amended, is attached as Appendix A to this Proxy Statement. The Audit Committee held five meetings in fiscal 2004. The Audit Committee, on behalf of the Board, oversees Delta's financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements and footnotes thereto in Delta's fiscal 2004 Annual Report on Form 10-K with management and independent public accountants.

     The Audit Committee has discussed with Delta's independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

     The Audit Committee has discussed with Delta's independent public accountants their independence from management and Delta, and received confirmation from them regarding their independence required by the Independence Standards Board Standard No. 1.

     Based on the Audit Committee's review of the foregoing and discussions with management and Delta's independent public accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Delta's Annual Report on Form 10-K for the fiscal year ended June 31, 2004, for filing with the SEC. The Audit Committee also approved the selection of KPMG to serve as the Company's independent public accountants for the fiscal year ending June 30, 2004.

     MEMBERS OF THE AUDIT COMMITTEE (UNTIL OCTOBER 1, 2004):

     Jerrie F. Eckelberger
     John P. Keller
     Russell S. Lewis
     James B. Wallace

PERFORMANCE GRAPH

     The performance graph shown below was prepared using data prepared by CTA Public Relations. As required by applicable rules of the SEC, the graph was prepared based upon the following assumptions:

     1. $100 was invested in Common Stock, the Nasdaq Composite Index (U.S.) and the Peer Group (as defined below) on June 30, 1999.

     2. The New Peer Group and the Old Peer Group investment is weighted based on the market capitalization of each individual company within each Peer Group at the beginning of each year.

     3.  Dividends are reinvested on the ex-dividend dates.

     The Company has selected a New Peer Group as result of the fact that three of the five companies that comprised the Old Peer Group are no longer publicly held, and management believes that a peer group that only contains two companies does not provide an adequate basis for comparison. The New Peer Group continues to include the two companies that were included in the Old Peer Group. The other seven companies were selected from active oil and gas companies with a market capitalization similar to or larger than the Company.

     The companies that comprise the New Peer Group are: Tipperary Corporation; Range Resources Corporation; St Mary Land & Exploration Co.; Edge Petroleum Corp.; Plains Exploration & Production Co.; Brigham Exploration Co.; Forest Oil Corp.; Whiting Petroleum Corp.; and Cimarex Energy Co.

     The companies that comprise the Company's Old Peer Group are: Tipperary Corporation; United States Exploration, Inc.; Nuevo Energy Co.; Range Resources Corporation; and Equity Oil Company. United States Exploration, Inc.; Nuevo Energy Co.; and Equity Oil Company each ceased to be public entities during our fiscal year ended June 30, 2004.

                     COMPARATIVE CUMULATIVE TOTAL RETURNS
                         DELTA PETROLEUM CORPORATION
                     NASDAQ COMPOSITE INDEX AND PEER GROUP
                  (Performance results through June 30, 2004)

                                    [GRAPH]



                                6/30/99  6/30/00  6/30/01  6/30/02  6/30/03  6/30/04
                                -------  -------  -------  -------  -------  -------
Delta Petroleum Corporation     $100.00  $157.49  $184.00  $156.01  $183.21  $538.03
Nasdaq Composite Index           100.00   318.79   173.73   117.62   130.44   164.60
New Peer Group                   100.00   150.72   173.31   174.84   201.56   305.05
Old Peer Group                   100.00   144.41   184.39   166.22   197.86   427.57

                  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following is a list of certain relationships and related party transactions that occurred during our past fiscal year, as well as transactions that occurred since the beginning of our last fiscal year or are currently proposed:

     At June 30, 2004, we had $ 18,000 of receivables from officers and directors. These amounts include drilling costs, and lease operating expense on wells owned by the officers and directors and operated by us. The amounts were paid subsequent to the end of our fiscal year.

     During fiscal 2001 and 2000, Mr. Larson and Mr. Parker guaranteed certain borrowings which have subsequently been paid in full. As consideration for the guarantee of our indebtedness, each officer was assigned a 1% overriding royalty interest ("ORRI") in the properties acquired with the proceeds of the borrowings. Each officer earned approximately $66,000, $108,000 and $71,000 for their respective 1% ORRI during fiscal 2004, 2003 and 2002, respectively.

     On February 12, 2001, our Board of Directors permitted Aleron H. Larson, Jr., Chairman, Roger A. Parker, President, and Kevin Nanke, our Chief Financial Officer, to purchase working interests of 5% each for Messrs. Larson and Parker and 2-1/2% for Mr. Nanke in our Cedar State gas property located in Eddy County, New Mexico and in our Ponderosa Prospect consisting of approximately 52,000 gross acres in Harding and Butte Counties, South Dakota held for exploration. These officers were authorized to purchase these interests on or before March 1, 2001 at a purchase price equivalent to the amounts paid by us for each property as reflected upon our books by delivering to us shares of our common stock at the February 12, 2001 closing price of $5.125 per share, the market closing price on that date. Messrs. Larson and Parker each delivered 10,256 shares in fiscal 2002 and 31,310 shares in fiscal 2001, and Mr. Nanke delivered 5,128 shares in fiscal 2002 and 15,655 shares in fiscal 2001 in exchange for their respective interests in these properties. Also on February 12, 2001, we granted Messrs. Larson, Parker and Nanke the right to participate in the drilling of the Austin State #1 well in Eddy County, New Mexico by committing on February 12, 2001 (prior to any bore hole knowledge or information relating to the objective zone or zones) to pay 5% each for Messrs. Larson and Parker and 2-1/2% for Mr. Nanke of Delta's working interest costs of drilling and completion or abandonment costs which costs were paid in Delta common stock at $5.125 per share, the market closing price on that date. All of these officers committed to participate in the well.

     During the fiscal year ended June 30, 2004, we used a jet aircraft owned by an entity that is 50% owned by Roger A. Parker, our President. We paid that entity a total of $121,000 for the use of that aircraft. These amounts represented the actual costs of the operation of the aircraft for which Mr. Parker was responsible.

     Directors and officers were issued options and warrants as disclosed in "Executive Compensation" above.

     All past and future and ongoing transactions with affiliates are and will be on terms which our management believes are no less favorable than could be obtained from non-affiliated parties. All future and ongoing loans to our affiliates, officials and shareholders will be approved by the majority vote of disinterested directors.

                             2004 INCENTIVE PLAN
                          (Proposal 2 of the Proxy)

     The Board of Directors adopted the 2004 Incentive Plan (the "2004 Plan") on September 29, 2004, subject to approval by the shareholders of Delta at the Annual Meeting.

PURPOSE OF THE 2004 PLAN

     The purpose of the 2004 Plan is to enable Delta to attract officers and other key employees and consultants and to provide them with appropriate incentives and rewards for superior performance. The 2004 Plan affords Delta the ability to respond to changes in the competitive and legal environments by providing Delta with flexibility in key employee and executive compensation. This plan is designed to be an omnibus plan allowing Delta to grant a wide range of compensatory awards including stock options, stock appreciation rights, phantom stock, restricted stock, stock bonuses and cash bonuses. The 2004 Plan is intended to encourage stock ownership by recipients by providing for or increasing their proprietary interests in Delta, thereby encouraging them to remain in Delta's employment.

DESCRIPTION OF THE 2004 PLAN

     GENERAL. The following general description of certain features of the 2004 Plan is qualified in its entirety by reference to the 2004 Plan, which is attached as Appendix B. Subject to adjustment as provided in the 2004 Plan, the number of shares of Common Stock that may be issued or transferred, plus the amount of shares of Common Stock covered by outstanding awards granted under the 2004 Plan, shall not in the aggregate exceed 1,650,000.

     ELIGIBILITY. Officers, including officers who are members of the Board of Directors, and other key employees of and consultants and advisors to Delta may be selected by the Committee (as defined below) to receive benefits under the 2004 Plan. Non-employee Directors will only participate under special provisions set forth in the 2004 Plan.

     TERMS OF OPTIONS AND OTHER POSSIBLE AWARDS. The 2004 Plan authorizes the granting of options to purchase shares of Common Stock, stock appreciation rights ("SARs"), limited subscription rights ("LSARs"), phantom stock, restricted shares, stock bonuses and cash bonuses. The terms applicable to these various types of awards, including those terms that may be established by the Board of Directors when making or administering particular awards, are set forth in detail in the 2004 Plan.

     TRANSFERABILITY OF AWARDS. Except as may be limited by the Committee at the time of grant, and except for Restricted Stock, awards granted under the 2004 Plan may be transferred or assigned to others. The transfer of options and other awards could have the effect of reducing the incentive effect of the award to the extent that after a transfer the holder may not have any direct relationship with us.

     OPTIONS. The Committee may grant Options that entitle the optionee to purchase shares of Common Stock at a price less than, equal to or greater than market value on the date of grant. The option price is payable at the time of exercise (i) in cash or cash equivalent, or (ii) by the transfer to Delta of shares of Common Stock that are already owned by the optionee and have a value at the time of exercise equal to the option price. In addition, at the time of grant the Committee may provide that an Option may be exercised in a "cashless" transaction in which the holder may surrender all or a portion of the Option and receive the number of shares of Common Stock equal in value to the Fair Market Value per share at the date of surrender less than the exercise price per share of the Option, multiplied by the number of shares which may be purchased under the Option, or portion thereof, being surrendered.

     Options granted under the 2004 Plan may be Options that are intended to qualify as incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986 ("Code") or Options that are not intended to so qualify. The 2004 Plan permits the granting of incentive stock options or nonqualified stock options at the discretion of the Committee. The exercise price for nonqualified stock options granted may not be less than the fair market value per share of Common Stock on the date of grant. The exercise price for ISOs may not be less than the fair market value per share of Common Stock on the date of grant, and ISOs granted to persons owning more than 10% of Delta's voting stock must have an exercise price of not less than 110% of the fair market value per share of Common Stock on the date of grant. All ISOs granted must be exercised within ten years of grant, except that ISOs granted to 10% or more shareholders must be exercised within five years of grant. The aggregate market value (as determined as of the date of grant) of the Common Stock for which any optionee may be awarded ISOs which are first exercisable by such optionee during any calendar year may not exceed $100,000.

     The Committee may specify the conditions, including as and to the extent determined by the Committee, the period or periods of continuous employment of the optionee by Delta or any subsidiary that are necessary before the Options will become exercisable. The 2004 Plan also provides that in the event of a change in control of Delta or other similar transaction or event, each Option granted under the 2004 Plan shall become fully and immediately exercisable.

     STOCK APPRECIATION RIGHTS. Stock Appreciation Rights ("SARs") granted under the 2004 Plan may be either freestanding or granted in tandem with an Option. Limited Stock Appreciation Rights ("LSARs") may only be granted in connection with the grant of an Option and may only be exercisable in the event of a change in control in lieu of exercising the Option. SARs and LSARs represent the right to receive from Delta the difference ("Spread"), or a percentage thereof not in excess of 100 percent, between the base price per share of Common Stock in the case of a freestanding SAR, or the option price of the related Options in the case of a tandem SAR or LSAR, and the market value of the Common Stock on the date of exercise of the SAR or LSAR. Tandem SARs may only be exercised at a time when the related Option Right is exercisable, and the exercise of a tandem SAR requires the surrender of the related Option Right for cancellation. A freestanding SAR must specify the conditions that must be met before the SAR becomes exercisable and may not be exercised more than 10 years from the date of grant.

     PHANTOM STOCK. The Committee may grant shares of Phantom Stock under the 2004 Plan pursuant to an agreement approved by the Committee which provides for vesting conditions it deems appropriate. Upon vesting of a share of Phantom Stock the participant will receive in cash a sum equal to the fair market value of a share of Common Stock on the date of vesting plus an amount of cash equal to the aggregate amount of cash dividends paid on each share of Delta's Common Stock commencing on the date of grant of the Phantom Stock. In the event of a change in control, all shares of unvested Phantom Stock outstanding shall become immediately vested.

     RESTRICTED SHARES. An award of Restricted Shares involves the immediate transfer by Delta to a participant of ownership of a specific number of shares of Common Stock in consideration of the performance of services or, as and to the extent determined by the Committee, the achievement of certain performance criteria. The participant is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration from the participant or in consideration of a payment by the participant that is less than the market value of the shares on the date of grant, as the Board of Directors may determine. In the event of a change in control, unvested Restricted Stock shall become immediately vested.

     STOCK BONUSES. The Committee may grant Stock Bonuses under the 2004 Plan in such amounts as it shall determine from time to time. Stock Bonuses shall be paid at such times and subject to the conditions the Committee determines at the time of the grant.

     CASH BONUSES. Subject to the provisions of the Plan, the Committee may grant, in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, a cash bonus, payable after the date on which a Participant is required to recognize income for federal income tax purposes in connection with such Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine. However, in no event shall the amount of a Cash Bonus exceed 50% of the fair market value of the related shares of Restricted Stock or Stock Bonus.

     ADJUSTMENTS. The maximum number of shares of Common Stock that may be issued or transferred under the 2004 Plan, the number of shares covered by outstanding awards and the option prices or base prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar transactions or events.

     ADMINISTRATION AND AMENDMENTS.   The 2004 Plan is administered by the
Committee designated by the Board of Directors. With regard to grants to members of the Committee, the full Board will serve as the Committee. In connection with its administration of the 2004 Plan, the Committee is authorized to interpret the 2004 Plan and related agreements and other documents. The Committee may make grants to participants under any or a combination of all of the various categories of awards that are authorized under the 2004 Plan. The Committee may, with the concurrence of the affected participant, cancel any agreement evidencing an award granted under the 2004 Plan. In the event of any such cancellation, the Committee may authorize the granting of a new award under the 2004 Plan in such manner, at such price and subject to such other terms, conditions and discretion as would have been applicable under the 2004 Plan had the canceled award not been granted.

     The 2004 Plan may generally be amended from time to time by the Board of Directors, but without further approval by the shareholders of Delta, except that no such amendment (unless expressly allowed pursuant to the adjustment provisions described above) may increase the aggregate number of shares that may be issued under the 2004 Plan.

     TAX CONSEQUENCES TO DELTA. To the extent that a participant recognizes ordinary income in the circumstance described above, Delta will be entitled to a corresponding deduction provided that, among other things, (i) the income meets the test of reasonableness, is an ordinary and necessary business expense, is not subject to the annual compensation limitation set forth in
Section 162(m) of the Code and is not an "excess parachute payment" within the meaning of Section 280G of the Code, and (ii) any applicable withholding obligations are satisfied.

NEW PLAN BENEFITS

     No options or awards have been granted under the 2004 Plan. The future benefits or amounts that would be received under the 2004 Plan by executive officers, directors and non-executive officer employees are discretionary and are therefore not determinable at this time.

VOTE REQUIRED FOR APPROVAL; BOARD RECOMMENDATION

     Pursuant to the Nasdaq shareholder approval requirements, the affirmative vote of a majority of the votes cast on the proposal in person or by proxy is required to approve the 2004Plan. In order for Delta to be able to grant incentive stock options under the 2004 Plan, the affirmative vote of a majority of the shares outstanding, in person or by proxy, is required.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                      APPOINTMENT OF INDEPENDENT AUDITORS
                           (Proposal 3 of the Proxy)

     Subject to ratification by our shareholders, the Audit Committee has selected the firm of KPMG LLP, Suite 2300, 707 17th Street, Denver, Colorado 80202, as independent auditors to examine and audit our financial statements for the fiscal year 2005. This firm has audited our financial statements for six years and is considered to be well qualified. The selection of such firm as auditors is being submitted for ratification at the Annual Meeting. Action by shareholders is not required under the law for the appointment of independent auditors, but the ratification of their appointment is submitted by the Audit Committee in order to give our shareholders an opportunity to vote on the designation of auditors. In the event that a majority of the votes represented at the Annual Meeting are not voted in favor of the appointment of KPMG LLP, the Audit Committee will reconsider their decision.

A representative of KPMG LLP will be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and will also be available to respond to appropriate questions.

PRINCIPAL ACCOUNTING FEES AND SERVICES

     Audit Fees. The fees billed for professional services rendered by KPMG LLP for the audit of Delta's financial statements for the fiscal years ended

June 30, 2004 and 2003, and for the reviews of the financial statements included in Delta's Forms 10-Q during those fiscal years, amounted to $178,000 and $108,000, respectively.

     Audit Related Fees. The fees billed for professional services rendered by KPMG LLP for assurance and related services that are reasonably related to the performance of the audit or review of Delta's financial statements, that are not included in audit fees above, billed in the fiscal years ended June 30, 2004 and 2003, amounted to $24,000and $23,000, respectively.

     Tax Fees.  Not Applicable.

     All Other Fees. The fees billed by KPMG LLP during the fiscal years ended June 30, 2004 and 2003 for all other services rendered amounted to $80,000 and $-0-, respectively. These fees were related to consulting services related to compliance with the Sarbanes Oxley Act of 2002.

     Audit Committee Pre-Approval Policy. The Company's independent accountants may not be engaged to provide non-audit services that are prohibited by law or regulation to be provided by it, nor may the Company's principal accountant be engaged to provide any other non-audit service unless it is determined that the engagement of the principal accountant provides a business benefit resulting from its inherent knowledge of the Company while not impairing its independence. The Audit Committee must pre-approve permissible non-audit services. During the fiscal year ended June 30, 2004, the Audit Committee approved 100% of the non-audit services provided to Delta by the independent auditors.

     THE AUDIT COMMITTEE RECOMMENDS A VOTE FOR THIS PROPOSAL.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposals to be included in the Board of Directors' solicitation of proxies for the 2005 Annual Meeting of Shareholders must be received by Aleron H. Larson, Jr., Secretary, at 475 17th Street, Suite 1400, Denver, Colorado 80202, prior to July 20, 2005 in order to be included in the proxy statement and proxy relating to that meeting.

                           GENERAL AND OTHER MATTERS

     The Board of Directors knows of no matter, other than those referred to in this Proxy Statement, which will be represented at the Annual Meeting. However, if any other matters are properly brought before the Meeting or any of its adjournments, the person or persons voting the proxies will vote them in accordance with their judgment on such matters.

     The cost of preparing, assembling, and mailing this Proxy Statement, the enclosed proxy card and the Notice of the Annual Meeting will be paid by us. Additional solicitation by mail, telephone, telegraph or personal solicitation may be done by our directors, officers and regular employees. Such persons will receive no additional compensation for such services. Brokerage houses, banks and other nominees, fiduciaries and custodians nominally holding shares of Common Stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by us for their reasonable expenses.

                            AVAILABLE INFORMATION

     Upon request of any shareholder, our Annual Report for the year ended June 30, 2004 filed with the SEC on Form 10-K, including financial statements, will be sent to the shareholder without charge by first class mail within one business day of receipt of such request. All requests should be addressed to our Secretary at 475 17th Street, Suite 1400, Denver, Colorado 80202 or by telephone (303) 293-9133.

     You are urged to complete, sign, date and return your proxy promptly. You may revoke your proxy at any time before it is voted. If you attend the Annual Meeting, as we hope you will, you may vote your shares in person.

                                   By Order of the Board of Directors

                                   Aleron H. Larson, Jr.
                                   Chairman/Secretary

November 17, 2004

                         DELTA PETROLEUM CORPORATION
                                    PROXY

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Aleron H. Larson, Jr. and Roger A. Parker, or each of them, lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Shareholders of Delta Petroleum Corporation, to be held in the Bluebell I Room of the Pinnacle Club, 555 17th Street, 37th Floor, Denver, Colorado 80202 on Tuesday, December 21, 2004, at 10:00 a.m. (MST), and any adjournment(s) thereof, with all powers the undersigned would possess if personally present and to vote thereat, as provided below, the number of shares the undersigned would be entitled to vote if personally present.

                                                         (Check One)
                                                For     Against    Abstain
                                               -----    -------    -------
Proposal 1: To approve the nine nominees to
            the Board of Directors:

            Aleron H. Larson, Jr.               [  ]       [  ]      [  ]
            Roger A. Parker                     [  ]       [  ]      [  ]
            Jerrie F. Eckelberger               [  ]       [  ]      [  ]
            James B. Wallace                    [  ]       [  ]      [  ]
            Joseph L. Castle II                 [  ]       [  ]      [  ]
            Russell S. Lewis                    [  ]       [  ]      [  ]
            John P. Keller                      [  ]       [  ]      [  ]
            Jordan R. Smith                     [  ]       [  ]      [  ]
            Neal A. Stanley                     [  ]       [  ]      [  ]

Proposal 2: To approve Delta's 2004 Incentive
            Plan                                [  ]       [  ]       [  ]

Proposal 3: To ratify the appointment of        [  ]       [  ]       [  ]
            KPMG LLP as independent auditors

     In accordance with their discretion, said attorneys and proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof. Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3. All prior proxies are revoked. This proxy will also be voted in accordance with the discretion of the proxy or proxies on any other business. Receipt is hereby acknowledged of the Notice of Annual Meeting and Proxy Statement.

___________________________________      ___________________________________
Signature                                Signature (if jointly held)

___________________________________      ___________________________________
Print Name                               Print Name

___________________________________      ____________________________________
Dated                                    Dated


     (Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. For joint accounts, each joint owner should sign.)

     PLEASE MARK, DATE, SIGN AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.






















































APPENDIX A


                          DELTA PETROLEUM CORPORATION

                            AUDIT COMMITTEE CHARTER
                      (As Amended on September 29, 2004)


The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of Delta Petroleum Corporation ("the Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of three or more directors as determined by the Board. All members of the Committee will meet the independence and experience requirements of the Nasdaq Stock Market (Nasdaq) then in effect. At least one of the members shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, as required by Nasdaq rules. The members of the Committee will be elected annually at the annual meeting of the full Board and will be listed in the annual report to shareholders. One of the members of the Committee will be elected Committee Chair by the Board, provided that the Committee Chairman shall have those qualifications mandated by applicable law and Nasdaq listing requirements.

RESPONSIBILITY

The Committee is a part of the Board. It's primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the audit process.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and such public accounting firm must report directly to the Committee. In addition, the Audit Committee must pre-approve all non-audit services provided by the independent auditors.

The Committee must establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters. In addition, the Committee provides an avenue for communication between the independent auditors, financial management and the Board. The Committee should have a clear understanding with the independent auditors that they must retain an open relationship with the Committee, and that the ultimate accountability of the independent auditors is to the Board and the Committee.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

The Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to engage independent counsel and other advisors to render advice and counsel in such matters. The Committee will also have the authority to determine the amount of funding appropriate for the compensation of the auditors and any independent counsel or advisors engaged by the audit committee and ordinary administrative expenses in carrying out its duties. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

The Committee is to meet at least four times annually (prior to the filing of the Company's quarterly and annual reports with the SEC) and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair. The Committee will meet with the independent accountants at least once per quarter. A meeting with the independent accountants following the annual audit will be held without members of management present.

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

     1. Be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.

     2. Have the sole authority to review in advance, and grant any appropriate pre-approvals, of (a) all auditing services to be provided by the independent auditors and (b) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act, and in connection therewith to approve all fees and other terms of engagement. The Audit Committee shall also review and approve disclosures required to be included in periodic reports filed under Section 13(a) of the Securities Exchange Act with respect to non-audit services.

     3. Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

     4. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable Nasdaq Audit Committee Requirements.

     5. Review with the Company's management and independent accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the independent auditors their view as to the adequacy of such controls.

     6. Review with the Company's management and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgements about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

     7. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures.

     8. At least annually, confirm the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

     9. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-Q. Also receive a written confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

    10. At the completion of the annual audit, review with management and the independent accountants the following:

     * The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-K.

     * Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

     * Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

     * Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

    If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

    11. After preparation by management and review by independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

    12. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

    13. Meet with management and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as "material" or "serious." Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

    14. Review all filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

    15. Review with management and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements. The Committee shall also review and assess, at least annually, the sufficiency and timeliness of the procedures by which the Committee is apprised of sensitive information, investigations of regulatory agencies, defalcations, embezzlement or misuse of corporate assets.

    16. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

    17. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of Nasdaq, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

    18. The Committee will also review and, if deemed advisable, approve all "related party transactions," as that term is defined in Item 404 of SEC Regulation S-K.

APPENDIX B

                         DELTA PETROLEUM CORPORATION

                           2004 INCENTIVE PLAN


1.   Purpose of the Plan

     The purpose of this Delta Petroleum Corporation 2004 Incentive Plan ("Plan") is to create shareholder value. To do so, the Plan provides incentives to selected employees and Directors of the Company and its Subsidiaries, and selected non-employee consultants and advisors to the Company and its Subsidiaries, who contribute, and are expected to contribute, materially to its success. The Plan also provides a means of rewarding outstanding performance and enhances the interest of such persons in the Company's success and development by providing them a proprietary interest in the Company. Further, the Plan is designed to enhance the Company's ability to maintain a competitive position in attracting and retaining qualified personnel necessary for the success and development of the Company.

2.   Definitions

     As used in the Plan, the following definitions apply to the terms indicated below:

     (a) "Board of Directors" shall mean the Board of Directors of Delta Petroleum Corporation.

     (b) "Cause," when used in connection with the termination of a Participant's employment with the Company, for purposes of the Plan, shall mean the termination of the Participant's employment by the Company on account of (i) the willful and continued failure by the Participant substantially to perform his duties and obligations (other than any such failure resulting from his incapacity due to physical or mental illness) or (ii) the willful engaging by the Participant in an act or acts which could reasonably be expected to cause injury to the Company. For purposes of this Section 2(b), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his action or omission was in the best interests of the Company.

     (c) "Cash Bonus" shall mean an award of a bonus payable in cash pursuant to Section 13 hereof.

     (d)  "Change in Control" shall mean:

          (i) the acquisition at any time by a"person" or "group" (as that term is used in Sections 13(d)and 14(d)(2) of the Exchange Act) (excluding, for this purpose, the Company or any Subsidiary or any employee benefit plan of the Company or any Subsidiary) of beneficial ownership (as defined in Rule13d-3 under the Exchange Act) directly or indirectly, of securities representing 20% or more of the combined voting power in the election of directors of the then-outstanding securities of the Company or any successor of the Company;

          (ii) the termination of service as directors, for any reason other than death, disability or retirement from the Board of Directors, during any period of two consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board of Directors, unless the election of or nomination for election of each new director during such period was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period;

          (iii) approval by the shareholders of the Company of any merger or consolidation or statutory share exchange as a result of which the Common Shares shall be changed, converted or exchanged (other than a merger or share exchange with a wholly-owned Subsidiary of the Company), or liquidation of the Company, or any sale or disposition of 50% or more of the assets or earning power of the Company;

          (iv) approval by the shareholders of the Company of any merger, consolidation or statutory share exchange to which the Company is a party as a result of which the persons who were shareholders of the Company immediately prior to the effective date of the merger, consolidation or statutory share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation following the effective date of such merger, consolidation or statutory share exchange; or

          (v) a determination by the Board of Directors, in its sole and absolute discretion, that a change in control has occurred.

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (f) "Committee" shall mean the committee appointed by the Board of Directors from time to time to administer the Plan.

     (g) "Common Shares" shall mean Delta Petroleum Corporation common shares, no par value per share.

     (h) "Company" shall mean Delta Petroleum Corporation, a Colorado corporation, and each of its Subsidiaries.

     (i) "Disability" shall mean a Participant's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (k) The "Fair Market Value" of Common Shares with respect to any day shall be (i) the closing sales price on the immediately preceding business day of Common Shares as reported on the principal securities exchange on which Common Shares are then listed or admitted to trading, or (ii) if not so reported, the average of the closing bid and ask prices on the immediately preceding business day as reported on the National Association of Securities Dealers Automated Quotation System, or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of Common Shares shall not be so reported, the Fair Market Value of Common Shares shall be determined by the Committee in its absolute discretion.

     (l) "Incentive Award" shall mean an Option, LSAR, Tandem SAR, Stand-Alone SAR, share of Phantom Stock, Stock Bonus or Cash Bonus granted pursuant to the terms of the Plan.

     (m) "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

     (n) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by Delta Petroleum Corporation pursuant to the terms of Section 10(d) hereof.

     (o) "LSAR" shall mean a limited stock appreciation right which is granted pursuant to the provisions of Section 7 hereof and which relates to an Option. Each LSAR shall be exercisable only upon the occurrence of a Change in Control and only in the alternative to the exercise of its related Option.

     (p) "Non-Employee Participant" shall mean a Participant who is not an employee or a Director of the Company, and who serves as a consultant or advisor to the Company, but only if such Participant is a natural person that provides bona fide services to the Company and those services are not in connections with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

     (q) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

     (r) "Option" shall mean an option to purchase Common Shares of Delta Petroleum Corporation granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

     (s) "Participant" shall mean a person who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, his successors, heirs, executors and administrators, as the case may be.

     (t) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

     (u) "Phantom Stock" shall mean the right to receive in cash the Fair Market Value of Common Shares of Delta Petroleum Corporation, which right is granted pursuant to Section 11 hereof and subject to the terms and conditions contained therein.

     (v) "Plan" shall mean the Delta Petroleum Corporation 2004 Incentive Plan, as it may be amended from time to time.

     (w) "Restricted Stock" shall mean a Common Share which is granted pursuant to the terms of Section 10 hereof and which is subject to the restrictions set forth in Section 10(c) hereof for so long as such restrictions continue to apply to such share.

     (x)  "Securities Act" shall mean the Securities Act of 1933, as amended.

     (y) "Stand-Alone SAR" shall mean a stock appreciation right granted pursuant to Section 9 hereof which is not related to any Option.

     (z) "Stock Bonus" shall mean a grant of a bonus payable in Common Shares pursuant to Section 12 hereof.

    (aa) "Subsidiary" shall mean any corporation in which at the time of reference Delta Petroleum Corporation owns, directly or indirectly, stock comprising more than fifty percent of the total combined voting power of all classes of stock of such corporation.

    (bb) "Tandem SAR" shall mean a stock appreciation right granted pursuant to Section 8 hereof which is related to an Option. Each Tandem SAR shall be exercisable only to the extent its related Option is exercisable and only in the alternative to the exercise of its related Option.

    (cc) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

    (dd) "Delta Petroleum Corporation" shall mean Delta Petroleum Corporation, a Colorado corporation, and its successors.

3.   Stock Subject to the Plan

     Under the Plan, the Committee may grant to Participants (i) Options, (ii) LSARs, (iii) Tandem SARs, (iv) Stand-Alone SARs, (v) shares of Restricted Stock, (vi) shares of Phantom Stock, (vii) Stock Bonuses and (viii) Cash Bonuses; provided, however, that grants under the Plan to non-employee Directors of the Company shall be made by the Board of Directors. When referring to grants under the Plan to non-employee Directors of the Company, any reference in this Plan to the Committee shall be deemed to refer to the Board of Directors.

     Subject to adjustment as provided in Section 14 hereof, the Committee may grant Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses under the Plan with respect to a number of Common Shares that in the aggregate does not exceed 1,650,000 shares. The grant of an LSAR, Tandem SAR or Cash Bonus shall not reduce the number of Common Shares with respect to which Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock or Stock Bonuses may be granted pursuant to the Plan.

     In the event that any outstanding Option or Stand-Alone SAR expires, terminates or is canceled for any reason (other than pursuant to Paragraphs 7(b)(2) or 8(b)(3) hereof), the Common Shares subject to the unexercised portion of such Option or Stand-Alone SAR shall again be available for grants under the Plan. In the event that an outstanding Option is canceled pursuant to Paragraphs 7(b)(2) or 8(b)(3) hereof by reason of the exercise of an LSAR or a Tandem SAR, the Common Shares subject to the canceled portion of such Option shall not again be available for grants under the Plan. In the event that any shares of Restricted Stock or Phantom Stock, or any Common Shares granted in a Stock Bonus are forfeited or canceled for any reason, such shares shall again be available for grants under the Plan.

     Common Shares issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee, and Delta Petroleum Corporation hereby reserves 1,650,000 Common Shares for issuance pursuant to the Plan.

4.   Administration of the Plan

     The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under Section 16 of the Exchange Act. The Committee shall from time to time designate the persons who shall be granted Incentive Awards and the amount and type of such Incentive Awards, provided, however that any Incentive Awards granted to non-employee Directors of the Company shall be granted by the Board and not by the Committee. When referring to grants under the Plan to non-employee Directors of the Company, any reference in this Plan to the Committee shall be deemed to refer to the Board of Directors.

     The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.

     The Committee may, in its absolute discretion (i) accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable, (ii) accelerate the Vesting Date or Issue Date, or waive any condition imposed pursuant to Section 10(b) hereof, with respect to any share of Restricted Stock granted under the Plan and (iii) accelerate the Vesting Date or waive any condition imposed pursuant to Section 11 hereof, with respect to any share of Phantom Stock granted under the Plan.

     In addition, the Committee may, in its absolute discretion, grant Incentive Awards to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 herein, prior to the surrender of such other Incentive Awards, Incentive Awards granted pursuant to the preceding sentence of this Section 4 shall not count against the limits set forth in such Section 3.

     Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee.

     No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and Delta Petroleum Corporation shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.   Eligibility

     The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such persons, including employees, Officers, and Directors of the Company and Non-Employee Participants , as the Committee shall select from time to time.

6.   Options

     Subject to the provisions of the Plan, the Committee may grant Options, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

     (a)  Identification of Options

          All Options granted under the Plan that are Incentive Stock Options shall be clearly identified in the agreement evidencing such Options as Incentive Stock Options. Any Options not so identified shall be deemed to be Non-Qualified Stock Options.

     (b)  Exercise Price

          The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by applicable law. The exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of Common Shares on the date on which such Incentive Stock Option is granted.

     (c)  Term and Exercise of Option

          (1) Each Option shall be exercisable on such date or dates, during such period and for such number of Common Shares as shall be determined by the Committee on the day on which such Option is granted and set forth in the Option agreement with respect to such Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

          (2) Each Option shall be exercisable in whole or in part; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000, unless such partial exercise is for the last remaining unexercised portion of such Option. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreements evidencing such Option and any related LSARs and Tandem SARs shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(5) hereof.

          (3) An Option shall be exercised by delivering notice to Delta Petroleum Corporation's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreements evidencing the Option and any related LSARs and Tandem SARs, shall specify the number of Common Shares with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him. Payment for Common Shares purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Committee, in Common Shares owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in Common Shares with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in Common Shares shall be effected by the delivery of such shares to the Secretary of Delta Petroleum Corporation, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of Delta Petroleum Corporation shall require from time to time. In addition, at the time of grant the Committee may provide that an Option may be exercised in a "cashless" transaction in which the holder may surrender all or a portion of the Option and receive the number of shares of Common Shares equal in value to the Fair Market Value per share at the date of surrender less the exercise price per share of the Option, multiplied by the number of shares which may be purchased under the Option, or portion thereof, being surrendered.

          (4) Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a fully-and-duly-endorsed agreement evidencing such Option and instructions signed by the Participant requesting Delta Petroleum Corporation to deliver the Common Shares subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

          (5) Certificates for Common Shares purchased upon the exercise of an Option shall be issued in the name of the Participant, or such Participant's written designee, and delivered to the Participant or designee as soon as practicable following the effective date on which the Option is exercised.

          (6) Except as specifically set forth in the agreement evidencing Options granted under the Plan, Options shall be assignable and transferable provided, however, that the Company shall not be under an obligation as provided in Paragraph 6(c)(7) below to include the shares underlying such transferred or assigned options in any registration statement except upon death or pursuant to a qualified domestic relations order.

          (7) The Company, at the Company's expense, shall file and maintain a registration statement on the appropriate form with the Securities and Exchange Commission covering shares underlying all options granted hereunder except as set forth in Paragraph 6(c)(6) above. The expiration date of any option expiring prior to 90 days before the effective date of a registration statement covering said option shall be extended until a date ninety (90) days following the effective date of said registration statement.

     (d)  Limitations on Grant of Incentive Stock Options

          (1) The aggregate Fair Market Value of Common Shares with respect to which "incentive stock options" (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary" of Delta Petroleum Corporation as such term is defined in Section 425 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such incentive stock option is granted. In the event that the aggregate Fair Market Value of Common Shares with respect to such incentive stock options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by Regulations promulgated under the Code (or any other authority having the force of Regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such Regulations (and authority), or in the event such Regulations (or authority) require or permit a designation of the options which shall cease to constitute incentive stock options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

          (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of Delta Petroleum Corporation or any of its "subsidiaries" (within the meaning of Section 425 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least one hundred and ten percent of the Fair Market Value of a Common Share at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

     (e)  Effect of Termination of Employment

          (1) Except as may be specifically set forth in the agreement evidencing an Option, in the event that the employment of a Participant with the Company shall terminate for any reason Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable in accordance with their terms.

          (2) In the event that a Non-Employee Participant ceases to provide services to the Company, all Options granted to such Non-Employee Participant shall remain exercisable in accordance with their terms.

     (f)  Acceleration of Exercise Date Upon Change in Control

          Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

7.   Limited Stock Appreciation Rights

     The Committee may grant in connection with any Option granted hereunder one or more LSARs relating to a number of Common Shares equal to or less than the number of Common Shares subject to the related Option. An LSAR may be granted at the same time as, or subsequent to the time that, its related

Option is granted. Each LSAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each LSAR granted hereunder shall be subject to the following terms and conditions:

     (a)  Benefit Upon Exercise

          (1) The exercise of an LSAR relating to a Non-Qualified Stock Option with respect to any number of Common Shares shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per Common Share paid in the Change in Control in connection with which such LSAR became exercisable and (B) the Fair Market Value of a Common Share on the date of such Change in Control over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

          (2) The exercise of an LSAR relating to an Incentive Stock Option with respect to any number of Common Shares shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a Common Share on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

     (b)  Term and Exercise of LSARs

          (1) An LSAR shall be exercisable only during the period commencing on the first day following the occurrence of a Change in Control and terminating on the expiration of sixty days after such date. Notwithstanding the preceding sentence of this Section 7(b), in the event that an LSAR held by any Participant who is or may be subject to the provisions of Section 16(b) of the Exchange Act becomes exercisable prior to the expiration of six months following the date on which it is granted, then the LSAR shall also be exercisable during the period commencing on the first day immediately following the expiration of such six month period and terminating on the expiration of sixty days following such date. Notwithstanding anything else herein, an LSAR relating to an Incentive Stock Option may be exercised with respect to a Common Share only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share. Notwithstanding anything else herein, an LSAR may be exercised only if and to the extent that the Option to which it relates is exercisable.

          (2) The exercise of an LSAR with respect to a number of Common Shares shall cause the immediate and automatic cancellation of the Option to which it relates with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph (2)), with respect to a number of Common Shares, shall cause the cancellation of the LSAR related to it with respect to an equal number of shares.

          (3) Each LSAR shall be exercisable in whole or in part; provided, that no partial exercise of an LSAR shall be for an aggregate exercise price of less than $1,000, unless such partial exercise is for the last remaining unexercised portion of such LSAR. The partial exercise of an LSAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an LSAR, the agreements evidencing the

LSAR, the related Option and any Tandem SARs related to such Option shall be returned to the Participant exercising such LSAR together with the payment described in Paragraph 7(a)(1) or (2) hereof, as applicable.

          (4) Except as specifically set forth in the agreements relating thereto, each LSAR and any related Options shall be assignable and transferable.

          (5) An LSAR shall be exercised by delivering notice to Delta Petroleum Corporation's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreements evidencing the LSAR, the related Option and any Tandem SARs relating to such Option, shall specify the number of Common Shares with respect to which the LSAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him.

8.   Tandem Stock Appreciation Rights

     The Committee may grant in connection with any Option granted hereunder one or more Tandem SARs relating to a number of Common Shares equal to or less than the number of Common Shares subject to the related Option. A Tandem SAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. Each Tandem SAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Tandem SARs shall comply with and be subject to the following terms and conditions:

     (a)  Benefit Upon Exercise

          The exercise of a Tandem SAR with respect to any number of Common Shares shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a Common Share on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

     (b)  Term and Exercise of Tandem SAR

          (1) A Tandem SAR shall be exercisable at the same time and to the same extent (on a proportional basis, with any fractional amount being rounded down to the immediately preceding whole number) as its related Option. Notwithstanding the first sentence of this Paragraph 8(b)(1), (i) a Tandem SAR shall not be exercisable at any time that an LSAR related to the Option to which the Tandem SAR is related is exercisable and (ii) a Tandem SAR relating to an Incentive Stock Option may be exercised with respect to a Common Share only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share.

          (2) Notwithstanding the first sentence of Paragraph 8(b)(1) hereof, the Committee may, in its absolute discretion, grant one or more Tandem SARs which shall not become exercisable unless and until the Participant to whom such Tandem SAR is granted is, in the determination of the Committee, subject to Section 16(b) of the Exchange Act and which shall cease to be exercisable if and at the time that the Participant ceases, in the determination of the Committee, to be subject to such Section 16(b).

          (3) The exercise of a Tandem SAR with respect to a number of Common Shares shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph (3)), with respect to a number of Common Shares shall cause the automatic and immediate cancellation of its related Tandem SARs to the extent that the number of Common Shares subject to such Option after such exercise, cancellation, termination or expiration is less than the number of shares subject to such Tandem SARs. Such Tandem SARs shall be canceled in the order in which they became exercisable.

          (4) Each Tandem SAR shall be exercisable in whole or in part; provided, that no partial exercise of a Tandem SAR shall be for an aggregate exercise price of less than $1,000, unless such partial exercise is for the last remaining unexercised portion of such Tandem SAR. The partial exercise of a Tandem SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Tandem SAR, the agreements evidencing such Tandem SAR, its related Option and LSARs relating to such Option shall be returned to the Participant exercising such Tandem SAR together with the payment described in Section 8(a) hereof.

          (5) Except as specifically set forth in the agreements relating thereto, each Tandem SAR and the related Option shall be assignable and transferable.

          (6) A Tandem SAR shall be exercised by delivering notice to Delta Petroleum Corporation's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreements evidencing the Tandem SAR, its related Option and any LSARs related to such Option, shall specify the number of Common Shares with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him.

9.   Stand-Alone Stock Appreciation Rights

     Subject to the provisions of the Plan, the Committee may grant Stand-Alone SARs, which Stand-Alone SARs shall be evidenced by agreements in such form as the Committee shall from time to time approve. Stand-Alone SARs shall comply with and be subject to the following terms and conditions:

     (a)  Exercise Price

          The exercise price of any Stand-Alone SAR granted under the Plan shall be determined by the Committee at the time of the grant of such Stand-Alone SAR.

     (b)  Benefit Upon Exercise

          The exercise of a Stand-Alone SAR with respect to any number of Common Shares prior to the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a Common Share on the exercise date over (ii) the exercise price of the Stand-Alone SAR. The exercise of a Stand-Alone SAR with respect to any number of Common Shares upon or after the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per Common Share paid in connection with such Change in Control and (B) the Fair Market Value of a Common Share on the date of such Change in Control over (ii) the exercise price of the Stand-Alone SAR. Such payments shall be paid as soon as practical, but in no event later than five business days, after the effective date of the exercise.

     (c)  Term and Exercise of Stand-Alone SARs

          (1) Each Stand-Alone SAR shall be exercisable on such date or dates, during such period and for such number of Common Shares as shall be determined by the Committee and set forth in the Stand-Alone SAR agreement with respect to such Stand-Alone SAR; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of ten years from the date such Stand-Alone SAR was granted; and, provided, further, that each Stand-Alone SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

          (2) Each Stand-Alone SAR may be exercised in whole or in part; provided, that no partial exercise of a Stand-Alone SAR shall be for an aggregate exercise price of less than $1,000, unless such partial exercise is for the last remaining unexercised portion of such Stand-Alone SAR. The partial exercise of a Stand-Alone SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Stand-Alone SAR, the agreement evidencing such Stand-Alone SAR shall be returned to the Participant exercising such Stand-Alone SAR together with the payment described in Section 9(b) hereof.

          (3) A Stand-Alone SAR shall be exercised by delivering notice to Delta Petroleum Corporation's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreement evidencing the Stand-Alone SAR, shall specify the number of Common Shares with respect to which the Stand-Alone SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case the agreement evidencing the Stand-Alone SAR shall be returned to him.

          (4) Except as specifically set forth in the agreements relating thereto, each Stand-Alone SAR shall be assignable and transferable.

     (d)  Effect of Termination of Employment

          (1) In the event that the employment of a Participant with the Company shall terminate for any reason Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable in accordance with their terms.

          (2) In the event that a Non-Employee Participant ceases to provide services to the Company, all Stand-Alone SARs granted to such Non-Employee Participant shall remain exercisable in accordance with their terms.

     (e)  Acceleration of Exercise Date Upon Change in Control

          Upon the occurrence of a Change in Control, each Stand-Alone SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

10.  Restricted Stock

     Subject to the provisions of the Plan, the Committee may grant shares of Restricted Stock. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

     (a)  Issue Date and Vesting Date

          At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections 10(c) and 10(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of
Section 10(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 10(b) hereof are satisfied, and except as provided in Sections 10(c) and 10(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 10(c) hereof shall cease to apply to such share.

    (b)  Conditions to Vesting

          At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

     (c)  Restrictions on Transfer Prior to Vesting

          Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such shares, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

     (d)  Issuance of Certificates

          (1) Except as provided in Sections 10(c) or 10(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, Delta Petroleum Corporation shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that Delta Petroleum Corporation shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

          "The transferability of this certificate and the shares of stock represented hereby is subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Delta Petroleum Corporation 2004 Incentive Plan and an Agreement entered into between the registered owner of such shares and Delta Petroleum Corporation. A copy of the Plan and Agreement is on file in the office of the Secretary of Delta Petroleum Corporation Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof."

          (2) Each certificate issued pursuant to Paragraph 10(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company. The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

     (e)  Consequences Upon Vesting

          Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 10(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, Delta Petroleum Corporation shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Paragraph 10(d)(1) hereof, together with any other property of the Participant held by the custodian pursuant to Section 14(b) hereof.

     (f)  Effect of Termination of Employment

          (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, a proportion of such shares (up to 100%), to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 10(b). Such proportion may be equal to zero.

          (2) In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

          (3) In the event that a Non-Employee Participant ceases to provide services to the Company, all shares of Restricted Stock granted to such Non-Employee Participant shall vest in accordance with the terms of the grant.

     (g)  Effect of Change in Control

          Upon the occurrence of a Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occurred), or been canceled or forfeited pursuant to any provision hereof, shall immediately vest.

     (h)  Registration of Restricted Stock

          The Company, at the Company's expense, shall file and maintain a registration statement on the appropriate form with the Securities and Exchange Commission covering the restricted stock granted hereunder after it has vested.

11.  Phantom Stock

     Subject to the provisions of the Plan, the Committee may grant shares of Phantom Stock. Each grant of shares of Phantom Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Phantom Stock shall comply with and be subject to the following terms and conditions:

     (a)  Vesting Date

          At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) hereof are satisfied, and except as provided in Section 11(d) hereof, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

     (b)  Benefit Upon Vesting

          Upon the vesting of a share of Phantom Stock, a Participant shall be entitled to receive in cash, within 30 days of the date on which such share vests, an amount in cash in a lump sum equal to the sum of (i) the Fair Market Value of a Common Share of the Company on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a Common Share of the Company during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

     (c)  Conditions to Vesting

          At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

     (d)  Effect of Termination of Employment

          (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Phantom Stock granted to such Participant, a proportion of such shares (up to 100%), to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Phantom Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 11(c). Such proportion may be equal to zero.

          (2) In the event of the termination of a Participant's employment for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

          (3) In the event that a Non-Employee Participant ceases to provide services to the Company, all shares of Phantom Stock granted to such Non-Employee Participant shall vest in accordance with the terms of the grant.

      (e)  Effect of Change in Control

          Upon the occurrence of a Change in Control, all shares of Phantom Stock which have not theretofore vested, or been canceled or forfeited pursuant to any provision hereof, shall immediately vest.

12.  Stock Bonuses

     Subject to the provisions of the Plan, the Committee may grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for Common Shares granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

13.  Cash Bonuses

     Subject to the provisions of the Plan, the Committee may grant, in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine from time to time; provided however, that in no event shall the amount of a Cash Bonus exceed 50% of the Fair Market Value of the related shares of Restricted Stock or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.

14.  Adjustment Upon Changes in Common Shares

     (a)  Shares Available for Grants

          In the event of any change in the number of Common Shares outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of Common Shares with respect to which the Committee may grant Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses shall be appropriately adjusted by the Committee. In the event of any change in the number of Common Shares outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of Common Shares with respect to which Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses may be granted as the Committee may deem appropriate.

     (b)  Outstanding Restricted Stock and Phantom Stock

          Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as the result of any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, will not vest until such share of Restricted Stock vests, and shall be promptly deposited with the custodian designated pursuant to Paragraph 10(d)(2) hereof.

          The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of shares of Phantom Stock, to reflect any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

     (c)  Outstanding Options, LSARs, Tandem SARs and Stand-Alone
SARs--Certain Increases or Decreases in Issued Shares Without Consideration

          Subject to any required action by the shareholders of Delta Petroleum Corporation, in the event of any increase or decrease in the number of issued Common Shares resulting from a subdivision or consolidation of Common Shares or the payment of a stock dividend (but only on the Common Shares), the Committee shall proportionally adjust the number of Common Shares subject to each outstanding Option, LSAR, Tandem SAR and Stand-Alone SAR, and the exercise price per Common Share of each such Option, LSAR, Tandem SAR and Stand-Alone SAR.

     (d)  Outstanding Options, LSARs, Tandem SARs and Stand-Alone
SARs--Certain Mergers

          Subject to any required action by the shareholders of Delta Petroleum Corporation, in the event that Delta Petroleum Corporation shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of Common Shares receive securities of another corporation), each Option, LSAR, Tandem SAR and Stand-Alone SAR outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of Common Shares subject to such Option, LSAR, Tandem SAR or Stand-Alone SAR would have received in such merger or consolidation.

     (e)  Outstanding Options, LSARs, Tandem SARs and Stand-Alone
SARs--Certain Other Transactions

          Delta Petroleum Corporation shall not, at any time while there are issued and outstanding pursuant to this Plan any unexpired options (including any related LSARs or Tandem SARs), Stand-Alone SARs or other rights to acquire securities of Delta Petroleum Corporation (whether or not then exercisable), effect a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of Delta Petroleum Corporation shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of Delta Petroleum Corporation or another entity, or enter into any agreement to effect a sale of all or substantially all of Delta Petroleum Corporation's assets (a "Corporate Change"), unless the resulting successor or acquiring entity (the "Resulting Entity") assumes by written instrument all of Delta Petroleum Corporation's obligations pursuant to any options then outstanding under this Plan (including any related LSARs or Tandem SARs), Stand-Alone SARs or other rights under this Plan to acquire securities of Delta Petroleum Corporation (whether or not then exercisable), which shall include, but not limited be to, an agreement in such written instrument that any and all options then outstanding under this Plan (including any related LSARs or Tandem SARs), Stand-Alone SARs or other rights to acquire securities of Delta Petroleum Corporation (whether or not then exercisable) or other rights shall be exercisable into such class, amount and type of securities or other assets (or stock appreciation rights with respect to, as appropriate) of the Resulting Entity as the holder would have received had the holder exercised its options (including any related LSARs or Tandem
SARs), Stand-Alone SARs or other rights to acquire securities of Delta Petroleum Corporation (whether or not then exercisable) issued pursuant to this Plan immediately prior to such Corporate Change, and the Exercise Price of such options or other rights shall be proportionately increased (if such options or other rights shall be changed into or become exchangeable for an option, warrant or other right to purchase a smaller number of shares of Common Stock of the Resulting Entity) or shall be proportionately decreased (if such options or other rights shall be changed or become exchangeable for an option, warrant or other right to purchase a larger number of shares of Common Stock of the Resulting Entity); provided, however, that Delta Petroleum Corporation shall not affect any Corporate Change unless it first shall have given thirty (30) days notice of any Corporate Change to each holder of issued and outstanding unexpired options or other rights to acquire securities of Delta Petroleum Corporation pursuant to this Plan at such holder's last known address as reflected on the books and records of Delta Petroleum Corporation.

     (f) Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs--Other Changes

          In the event of any change in the capitalization of Delta Petroleum Corporation or corporate change other than those specifically referred to in
Section 14(c), (d) or (e) hereof, the Committee shall make such adjustments in the number and class of shares subject to Options, LSARs, Tandem SARs or Stand-Alone SARs outstanding on the date on which such change occurs and in the per share exercise price of each such Option, LSAR, Tandem SAR and Stand-Alone SAR to prevent dilution or enlargement of rights.

     (g)  No Other Rights

          Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of Delta Petroleum Corporation or any other corporation. Except as expressly provided in the Plan, no issuance by Delta Petroleum Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to the number of Common Shares subject to an Incentive Award or the exercise price of any Option, LSAR, Tandem SAR or Stand-Alone SAR.

15.  Rights as a Shareholder

     No person shall have any rights as a shareholder with respect to any Common Shares covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 14 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

16.  No Special Employment Rights; No Right to Incentive Award

     Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

     No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

17.  Securities Matters

     (a) Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Common Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Common Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Common Shares pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

     (b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Shares pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Common Shares are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from the registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

     (c) With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan, the grant of an Incentive Award, or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

18.  Withholding Taxes

     (a)  Cash Remittance

          Whenever Common Shares are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise of an LSAR, Tandem SAR or Stand-Alone SAR, the grant of a Cash Bonus or the making of a payment with respect to a share of Phantom Stock, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements.

     (b)  Stock Remittance

     At the election of the Participant, subject to the approval of the Committee, when Common Shares are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, in lieu of the remittance required by Section 18(a) hereof, the Participant may tender to the Company a number of Common Shares determined by such Participant, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

     (c)  Stock Withholding

          At the election of the Participant, subject to the approval of the Committee, when Common Shares are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, in lieu of the remittance required by Section 18(a) hereof, the Company shall withhold a number of such shares determined by such Participant, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

19.  Amendment of the Plan

     The Plan will have no fixed termination date, but may be terminated at any time by the Board of Directors. Incentive Awards outstanding as of the date of any such termination will not be affected or impaired by the termination of the Plan. The Board of Directors may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of a Participant without the Participant's consent, except such an amendment which is necessary to cause any Incentive Award or transaction under the Plan to qualify, or to continue to qualify, for the exemption provided by Rule 16b-3, or (ii) disqualify any Incentive Award or transaction under the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment may be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement.

20.  No Obligation to Exercise

     The grant to a Participant of an Option, LSAR, Tandem SAR or Stand-Alone SAR shall impose no obligation upon such Participant to exercise such Option, LSAR, Tandem SAR or Stand-Alone SAR.

21.  Expenses and Receipts

     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

22.  Suspension or Termination of Incentive Award

     In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee may determine.

23.  Code Section 162(m).

     The Committee, in its sole discretion, may require that one or more Incentive Awards contain provisions which provide that, in the event Section 162(m) of the Code, or any successor provision relating to excessive employee remuneration, would operate to disallow a deduction by the Company for all or part of any Incentive Award under the Plan, a Participant's receipt of the portion of such Incentive Award that would not be deductible by the Company shall be deferred until the next succeeding year or years in which the Participant's remuneration does not exceed the limit set forth in such provision of the Code.

24.  Effective Date of Plan

     The Plan shall be effective as of September 29, 2004, subject to approval by the Company's Shareholders at their next Annual or Special Meeting.